Disclosures About the Fair Value of Financial Instruments (Tables)	12 Months Ended
Mar. 31, 2012
Estimated Fair Value Of Financial Instruments

The estimated fair value of the financial instruments as of March 31, 2011 and 2012 is summarized as follows:

	Millions of Yen				Thousands of U.S. Dollars
	2011		2012		2012
	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value	Carrying amount	Estimated fair value
Investment securities	¥48,909	¥48,909	¥45,470	¥45,470	$554,512	$554,512
Installment loans	72,634	73,769	83,361	84,441	1,016,598	1,029,768
Long-term indebtedness	(479,423)	(475,117)	(525,435)	(524,056)	(6,407,744)	(6,390,927)
Interest rate swap agreements, net	(2,931)	(2,931)	(2,182)	(2,182)	(26,609)	(26,609)
Foreign currency contracts, net	(2,192)	(2,192)	(5,832)	(5,832)	(71,122)	(71,122)
Foreign currency options, net	(44)	(44)	(1,020)	(1,020)	(12,439)	(12,439)